UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2025

KALARIS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Kalaris Therapeutics, Inc.

628 Middlefield Rd.

Palo Alto, California 94301

(Address of principal executive offices, including zip code)

(650) 249-2727

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	KLRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information set forth below under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On June 19, 2025, the Board of Directors of Kalaris Therapeutics, Inc. (the “Company”) established August 12, 2025 as the date of the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”). The Company plans to publish additional details regarding the exact time, location and matters to be voted on at the 2025 Annual Meeting in the Company’s proxy statement for the 2025 Annual Meeting.

Because the date of the 2025 Annual Meeting will change by more than 30 calendar days from the anniversary date of the Company’s 2024 annual meeting of stockholders, the Company has set a deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (“Rule 14a-8”) for inclusion in the Company’s proxy materials relating to the 2025 Annual Meeting. In order for a proposal under Rule 14a-8 to be timely, it must be received by the Company’s Secretary at the principal executive offices of the Company by June 30, 2025, which the Company has determined to be a reasonable time before the Company’s proxy materials are due to be printed and sent. Such proposals must also comply with the Company’s Amended and Restated By-laws (the “By-laws”) and the rules of the Securities and Exchange Commission regarding the inclusion of stockholder proposals in proxy materials, and any such proposal may be omitted if not in compliance with applicable requirements.

The address of the Company’s principal executive offices is 628 Middlefield Rd., Palo Alto, California 94301.

Stockholders wishing to nominate a director or propose matters to be considered at the 2025 Annual Meeting in the manner contemplated by the By-laws must submit timely notice to the Company in order for such matters to be considered at the 2025 Annual Meeting. Because the date of the 2025 Annual Meeting will be delayed by more than 60 days from the first anniversary of the Company’s 2024 annual meeting of stockholders, in accordance with Section 2(a)(2) of the By-laws, such notice must be received by the Company’s Secretary at the address above by June 30, 2025 (which is the 10th day following the day on which public announcement of the date of the 2025 Annual Meeting was first made by the Company). Such proposals must also comply with all other requirements set forth in the By-laws and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KALARIS THERAPEUTICS, INC.

Date: June 20, 2025	By:	/s/ Andrew Oxtoby
	Name:	Andrew Oxtoby
	Title:	Chief Executive Officer